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                                   EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K/A of our report dated May 13, 2002 into the Company's previously filed Registration Statements on Forms S-8 (File Nos. 33-20603, 33-40096, 33-40039, 33-69662, 33-88592, 333-23091, 333-39493,
333-89473, 333-54018, 333-54026, and 333-71548).


                                                 /s/ ARTHUR ANDERSEN LLP
San Jose, California
May 13, 2002


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